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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  APRIL 3, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-18754                  11-2904094
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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                            SECTION 8 - OTHER EVENTS

ITEM 8.01.        OTHER EVENTS

         On April 3, 2006, we issued a press release announcing that we had filed a preliminary prospectus for an offering of 7,000,000 shares of our common stock. We are offering 6,383,697 shares of common stock, while the remaining 616,303 shares are being offered by selling stockholders.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                               99.1 Press Release dated April 3, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WARRIOR ENERGY SERVICES CORPORATION





Dated: April 3, 2006                    By:   /s/ William L. Jenkins
                                              ------------------------------
                                              William L. Jenkins, President




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                                INDEX TO EXHIBITS




                           99.1     Press Release dated April 3, 2006.





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